UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 26, 2023

Ambac Financial Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One World Trade Center	New York	NY	10007
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	AMBC	New York Stock Exchange
Warrants	AMBC WS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amended and Restated Bylaws
On January 26, 2023, the Board of Directors (the “Board”) of Ambac Financial Group, Inc. (“AFG”) approved certain amendments to AFG’s By-laws (the “By-laws”), effective as of such date. The amendments are set forth in Amended and Restated By-laws approved by the Board (the “Amended and Restated By-laws”) and filed as Exhibit 2.1 to this Current Report on Form 8-K. The amendments effected by the Amended and Restated By-laws, among other things, provide for majority voting in uncontested elections, and address the U.S. Securities and Exchange Commission (“SEC”) rules and regulations regarding universal proxy cards set forth in Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Universal Proxy Card Rules”).
In particular, the following changes to the By-laws were approved:
1.The provisions of the By-laws governing voting at of meetings of stockholders were amended to provide for a majority voting standard in the election of directors in uncontested elections from a plurality voting standard. If a Director in an uncontested election does not receive a majority of votes cast for his or her election, such Director shall, within ten (10) business days of certification of election results, submit to the Board a letter of resignation for consideration by the Governance and Nominating Committee. The Governance and Nominating Committee shall promptly assess the appropriateness of such nominee’s continuing to serve as a Director and recommend to the Board the action to be taken with respect to such tendered resignation. The Board will determine whether to accept or reject such resignation within ninety (90) days from the date of the certification of election results. The plurality voting standard was retained for contested director elections.
2.The provisions of the By-laws were also amended to update the procedures and disclosure requirements for the nomination of director nominees for election at meetings of stockholders, including to require additional information in a notice of nomination submitted by a stockholder and to address the adoption of the Universal Proxy Card Rules. The amendments also require that nominating stockholders comply with the Universal Proxy Card Rules, including the requirement to solicit proxies from holders of AFG’s outstanding capital stock representing at least sixty seven percent (67%) of the voting power of AFG’s capital stock entitled to vote on the election of Directors.
3.The provisions of the By-laws relating to the list of stockholders entitled to vote at meetings of stockholders were revised to reflect recent amendments to the Delaware General Corporation Law that eliminate the requirement that AFG make its stockholder list available for inspection during a meeting of stockholders.
4.Additional amendments and conforming changes were made that do not materially affect the substance of the By-laws.
The foregoing description of the amendments to AFG’s By-laws is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated By-laws, which are filed as Exhibit 2.1 to this Current Report on Form 8-K and are incorporated into this filing by reference

Item 9.01. Financial Statements and Exhibits.
    (d) Exhibits

Exhibit Number	Item
2.1	Amended and Restated Bylaws dated January 26, 2023
Forward-Looking Statements
In this report, statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “estimate,” “project,” “plan,” “believe,” “anticipate,” “intend,” “planned,” “potential” and similar expressions, or future or conditional verbs such as “will,” “should,” “would,” “could,” and “may,” or the negative of those expressions or verbs, identify forward-looking statements. We caution readers that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, which may by their nature be inherently uncertain and some of which may be outside our control. These statements may relate to plans and objectives with respect to the future, among other things which may change. We are alerting you to the possibility that our actual results may differ, possibly materially, from the expected objectives or anticipated results that may be suggested, expressed or implied by these forward-looking statements. Important factors that could cause our results to differ, possibly materially, from those indicated in the forward-looking statements include, among others, those discussed under “Risk Factors” in our most recent SEC filed quarterly or annual report.
Any or all of management’s forward-looking statements here or in other publications may turn out to be incorrect and are based on management’s current belief or opinions. Ambac Financial Group’s (“AFG”) and its subsidiaries’ (collectively, “Ambac” or the “Company”) actual results may vary materially, and there are no guarantees about the performance of Ambac’s securities. Among events, risks, uncertainties or factors that could cause actual results to differ materially are: (1) the highly speculative nature of AFG’s common stock and volatility in the price of AFG’s common stock; (2) uncertainty concerning the Company’s ability to achieve value for holders of its securities, whether from Ambac Assurance Corporation (“AAC”) and its subsidiaries or from the specialty property and casualty program insurance business, the insurance distribution business, or related businesses; (3) inadequacy of reserves established for losses and loss expenses and possibility that changes in loss reserves may result in further volatility of earnings or financial results; (4) potential for rehabilitation proceedings or other regulatory intervention against AAC; (5) credit risk throughout Ambac’s business, including but not limited to credit risk related to insured residential mortgage-backed securities, student loan and other asset securitizations, public finance obligations (including risks associated with Chapter 9 and other restructuring proceedings), issuers of securities in our investment portfolios, and exposures to reinsurers; (6) our inability to effectively reduce insured financial guarantee exposures or achieve recoveries or investment objectives; (7) our inability to generate the significant amount of cash needed to service our debt and financial obligations, and our inability to refinance our indebtedness; (8) Ambac’s substantial indebtedness could adversely affect its financial condition and operating flexibility; (9) Ambac may not be able to obtain financing or raise capital on acceptable terms or at all due to its substantial indebtedness and financial condition; (10) the impact of catastrophic public health, environmental or natural events, including events like the COVID-19 pandemic, or global or regional conflicts, on significant portions of our insured portfolio; (11) failure to recover claims paid on Puerto Rico exposures or realization of losses in amounts higher than expected; (12) credit risks related to large single risks, risk concentrations and correlated risks; (13) risks associated with adverse selection as Ambac’s financial guarantee insurance portfolio runs off; (14) the risk that Ambac’s risk management policies and practices do not anticipate certain risks and/or the magnitude of potential for loss; (15) restrictive covenants in agreements and instruments that impair Ambac’s ability to pursue or achieve its business strategies; (16) adverse effects on operating results or the Company’s financial position resulting from measures taken to reduce financial guarantee risks in its insured portfolio; (17) disagreements or disputes with Ambac's insurance regulators; (18) loss of control rights in transactions for which we provide financial guarantee insurance; (19) adverse tax consequences or other costs resulting from the characterization of the AAC’s surplus notes or other obligations as equity; (20) risks attendant to the change in composition of securities in the Ambac’s investment portfolio; (21) adverse impacts from changes in prevailing interest rates; (22) events or circumstances that result in the impairment of our intangible assets and/or goodwill that was recorded in connection with Ambac’s acquisition of 80% of the membership interests of Xchange Benefits, LLC; (23) risks associated with the expected discontinuance of the London Inter-Bank Offered Rate; (24) factors that may negatively influence the amount of installment premiums paid to Ambac; (25) risks relating to determinations of amounts of impairments taken on investments; (26) the risk of litigation and regulatory inquiries or investigations, and the risk of adverse outcomes in connection therewith; (27) actions of stakeholders whose interests are not aligned with broader interests of Ambac's stockholders; (28) system security risks, data protection breaches and cyber attacks; (29) regulatory oversight of Ambac Assurance UK Limited (“Ambac UK”) and applicable regulatory restrictions may adversely affect our ability to realize value from Ambac UK or the amount of value we ultimately realize; (30) failures in services or products provided by third parties; (31) our inability to attract and retain qualified executives, senior managers and other employees, or the loss of such personnel; (32) fluctuations in foreign currency exchange rates; (33) failure to realize our business expansion plans or failure of such plans to create value; (34) greater competition for our specialty property & casualty program insurance business; (35) loss or lowering of the AM Best rating for our property and casualty insurance company subsidiaries; (36) disintermediation within the insurance industry or greater competition that negatively impacts our managing general agency/underwriting business; (37) changes in law or in the functioning of the healthcare market that impair the business model of our accident and health managing general underwriter; and (38) other risks and uncertainties that have not been identified at this time.
EXHIBIT INDEX

Exhibit
Number	Exhibit Description
2.1	Amended and Restated Bylaws dated January 26, 2023
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated:	January 27, 2023	By:	/s/ William J. White
William J. White
First Vice President, Secretary and Assistant General Counsel
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